UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 23, 2010

Wonder Auto Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-50883	88-0495105
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 16 Yulu Street
Taihe District, Jinzhou City, Liaoning Province
People’s Republic of China, 121013
(Address of Principal Executive Offices)

(86) 416-2661186
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 23, 2011, Wonder Auto Technology, Inc. (the “Company”) received a Nasdaq Staff Determination letter (the “Nasdaq Letter”) indicating that the Company failed to comply with the requirements for continued listing set forth in Nasdaq Marketplace Rule 5250(c)(1) because the Company has not yet filed its Form 10-K for the period ended December 31, 2010, and that its securities are, therefore, subject to delisting.

As previously reported by the Company in its Form 12b-25 filed with the U.S. Securities and Exchange Commission (“SEC”) on March 17, 2011, the filing of the Company’s Form 10-K has been delayed due to its conclusion that its financial statements as of and for the years ended December 31, 2008 and 2009, included in its Annual Report on Form 10-K for the year ended December 31, 2009, as well as the financial statements included in its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30 during each of the years 2008 and 2009 should no longer be relied upon due to a cutoff error regarding timing of revenue in such periods.  Additionally, the Company is still evaluating the impact of the cutoff-errors on its financial results for the year ended December 31, 2010 and on its internal control over financial reporting as of December 31, 2010.  Subject to the evaluation described above, the Company continues to expect to meet the guidance for revenue and profit for the year ended December 31, 2010 previously announced in its press release dated November 9, 2010.

Pursuant to the Nasdaq Letter, the Company has 60 calendar days to submit a plan to regain compliance.  If Nasdaq accepts the Company’s plan to regain compliance, it may grant an exception of up to 180 calendar days from March 16, 2011, or until September 12, 2011, for the Company to regain compliance.  As previously reported, the Company remains committed to filing its Form 10-K at the earliest possible time.

The Company issued a press release on March 25, 2011, disclosing receipt of the Nasdaq Letter.  A copy of the press release is attached as Exhibit 99.1.

Safe Harbor Statement

This current report on Form 8-K includes certain statements that are not descriptions of historical facts, but are forward-looking statements.  Such statements include, among others, those concerning the Company’s intention to file its Form 10-K at the earliest possible time and the Company’s expectations with respect to meeting its previously announced guidance for revenue and profit for the year ended December 31, 2010.  Forward-looking statements can be identified by the use of forward-looking terminology such as “will,” “expect,” “may,” “should,” “anticipate,” “future,” “intend,” “is/are likely to,” “proposed,” “estimate” or similar expressions. Such information is based upon assumptions and expectations of our management that were reasonable when made but may prove to be incorrect. All of such assumptions and expectations are inherently subject to uncertainties and contingencies beyond our control and based upon premises with respect to future business decisions, which are subject to change. We do not undertake to update the forward-looking statements contained in this report. For a description of the risks and uncertainties that may cause actual results to differ from the forward-looking statements contained in this press release, see our most recent Quarterly Reports on 10-Q and Annual Report on Form 10-K filed with the SEC, and our subsequent SEC filings. Copies of filings made with the SEC are available through the SEC’s electronic data gathering analysis retrieval system at http://www.sec.gov. All information provided in this current report and in the attachments is as of the date of this current report.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release of Wonder Auto Technology, Inc. issued on March 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder Auto Technology, Inc.

Date: March 25, 2011

/s/ Qingjie Zhao
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of Wonder Auto Technology, Inc. issued on March 25, 2011.

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